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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the reference to our firm under the captions "Selected Historical Financial Data," "Experts" and "Change in Independent Public Auditors" and to the use of our report dated June 26, 1995 in the Registration Statement (Amendment No. 2 to Form S-4) and related Prospectus of Pioneer Americas Acquisition Corp. for the registration of $200,000,000 9 1/4% Series B Senior Secured Notes due 2007.


                                            Ernst & Young LLP

Houston, Texas

September 25, 1997